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                       OFFICE OF THE UNITED STATES TRUSTEE
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
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In re:                                                                        DEBTOR IN POSSESSION OPERATING REPORT
 The Kushner-Locke Company, et al. Debtors
                                                                                    Report Number:      4        Page 1 of 2
                                                                                                     -----------
Chapter 11                                                                    For the Period FROM:    2/1/2002
                                                                                                     -----------
Case No. LA 01-44828-SB (Administratively Consolidated with                                    TO:    2/28/2002
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)
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

   1 Profit and Loss Statement (Accrual Basis Only)
     A.  Related to Business Operations
         Gross Sales                                                                           $ 251,000
                                                                                        -----------------
         Costs Related to Revenues (Film Cost Amortization)                                       97,500
                                                                                        -----------------
                   Gross Profit                                                                                        153,500
                                                                                                            -------------------
         Less:  Operating Expenses
         Officer Compensation                                                 364,041
                                                                    ------------------
         Salaries and Wages - Other Employees                                 241,611
                                                                    ------------------
             Total Salaries and Wages                                                            605,652
                                                                                        -----------------
             Employee Benefits and Pensions                                                       14,337
                                                                                        -----------------
         Employer Payroll Taxes/Fees                                           40,377
                                                                    ------------------
         Other Taxes                                                                -
                                                                    ------------------
             Total Taxes                                                                          40,377
                                                                                        -----------------
         Rent and Lease Expense (including parking)                            36,000
                                                                    ------------------
         Distribution/Delivery Expenses                                         8,490
                                                                    ------------------
         Interest Expense                                                           -
                                                                    ------------------
         Insurance
                                                                    ------------------
         Automobile Expense/Mileage                                                 -
                                                                    ------------------
         Utilities (incl. Phone, phone equipment, internet)                    10,426
                                                                    ------------------
         Depreciation and Amortization                                              -
                                                                    ------------------
         Business Equipment Leases                                              8,071
                                                                    ------------------
         Business Expense reimbursement                                         3,587
                                                                    ------------------
         Storage Expense                                                        6,298
                                                                    ------------------
         Supplies, Office Expenses, Photocopies, etc.                           1,386
                                                                    ------------------
         Bad Debts                                                                  -
                                                                    ------------------
         Miscellaneous Operating Expenses                                      12,994
                                                                    ------------------
             Total Operating Expenses                                                            747,618
                                                                                        -----------------
                   Net Gain/Loss from Business Operations                                                             (594,118)
                                                                                                            -------------------
     B.  Not related to Business Operations
         Income
             Interest Income                                                                         428
                                                                                        -----------------
             Other Non-Operating Revenues                                                              -
                                                                                        -----------------
             Gross Proceeds on Sale of Assets                                       -
                                                                    ------------------
             Less:  Original Cost of Assets plus expenses of sale                   -
                                                                    ------------------
                   Net Gain/Loss on Sale of Assets                                                     -
                                                                                        -----------------
             Total Non-Operating Income                                                                                    428
                                                                                                            -------------------
         Expenses Not Related to Business Operations
             Legal and Professional Service Fees
              (Covered by prepetition retainer)                                                         -
                                                                                        -----------------
             Other Non-Operating Expenses (Board/Trustee fees)                                     5,416
                                                                                        -----------------
             Total Non-Operating Expenses                                                                                5,416
                                                                                                            -------------------
     NET INCOME/(LOSS) FOR PERIOD                                                                                   $ (599,106)
                                                                                                            ===================

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                     DEBTOR IN POSSESSION OPERATING REPORT NO: 2     Page 2 of 2
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   2 Aging of Accounts Payable and Accounts Receivable (exclude prepetition accounts payable):

                                                                    Accounts          Accounts
                                                                    Payable          Receivable
                                                               -----------------  -----------------
                  Current     Under 30 days                                2,967                  -
                                                               -----------------  -----------------
                      Overdue    31-60 days                                    -                  -
                                                               -----------------  -----------------
                      Overdue    61-90 days                                    -             91,250
                                                               -----------------  -----------------
                     Overdue    91-120 days                                    -            772,540
                                                               -----------------  -----------------
                   Overdue    Over 121 days                                    -          6,928,394
                                                               -----------------  -----------------
                          Due in the Future                                    -          4,032,400
                                                               -----------------  -----------------
                                      TOTAL                                2,967         11,824,584
                                                               -----------------  -----------------

   3 Statement of Status of Payments to Secured Creditors and Lessors:

     No payments to Secured Creditors or Lessors were paid or payable during the reporting period.

   4 Tax Liability

     No tax payments were paid or payable during the reporting period other than payroll taxes shown above.

   5 Insurance Coverage                                   Carrier/            Amount of           Policy             Premium Paid
                                                         Agent Name           Coverage       Expiration Date         Through Date
                                                       ----------------   ----------------   ----------------        ------------
     Worker's Compensation (RENEWED 1/11/02)              St. Paul               1,000,000      1/14/2003             1/14/2003
     Commercial Property (RENEWED)                        St. Paul               2,000,000      2/14/2003             2/14/2003
     Commercial Umbrella                                  St. Paul              10,000,000      2/14/2002             2/14/2002
     Guild Travel Accident Coverage                       Hartford                 500,000      2/14/2002             2/14/2002
     Crime/Fiduciary Liability                             Federal               1,000,000      2/14/2002             2/14/2002
     Foreign GL & WC                                    ACE American             1,000,000      2/14/2002             2/14/2002
     Errors & Omissions - Productions                        AIG                 6,000,000       3/3/2002              3/3/2002
     Errors & Omissions - Library (RENEWED)               St. Paul               3,000,000       3/3/2003              3/3/2003
     Directors and Officers                              Nat'l Union            10,000,000      8/21/2002             8/21/2002
     Employment Practices Liability                      Nat'l Union             5,000,000      10/31/2002            10/31/2002
     Life, Peter Locke:  (Beneficiary:  Company)          Jefferson              5,000,000      2/14/2002             2/14/2002
     Life, Donald Kushner:  (Beneficiary:  Company)        Lincoln               5,000,000      2/14/2002             2/14/2002

   6 Questions:

     A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?

         [ ] Yes            Explain:

         [X] No

     B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its prepetition unsecured debt, except as authorized by the Court?

         [ ] Yes            Explain:

         [X] No

   7 Statement on Unpaid Professional Fees (Postpetition Amounts Only)

     No post-petition Professional Fees went unpaid during the reporting period.

   8 Narrative Report of Significant Events and Events out of the Ordinary
     Course of Business:

     None.

   9 Quarterly Fees:

     None due.                                                     Quarterly Fee

I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

                                            /s/ ALICE P. NEUHAUSER
                                            ------------------------------------
                                            Debtor in Possession